Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
 CHIEF FINANCIAL OFFICER
 PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying annual Report on Form 10-K of Znomics, Inc. for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the annual Report on Form 10-K of Znomics, Inc. for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the annual Report on Form 10-K for the year ended December 31, 2012, fairly presents in all material respects, the financial condition and results of operations of Znomics, Inc.

By: /s/ Gordon F. Stofer
 Name: Gordon F. Stofer
 Title: Chief Executive Officer

Date: August 14, 2013

By: /s/ David G. Latzke
 Name: David G. Latzke
 Title: Chief Financial Officer

Date: August 14, 2013